UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
WINTRUST FINANCIAL CORPORATION
(Exanct name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

727 North Bank Lane
Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (847) 615-4096

Not Applicable
(Former name or former address, if changed since last year)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Wintrust Financial Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders on May 26, 2011. At the meeting, the Company’s shareholders approved a proposal to amend the Company’s 2007 Stock Incentive Plan (the “Plan”) to (x) add an additional 2,860,000 shares of common stock to the number of shares that may be offered under the Plan, and (y) reapprove the material terms of the performance measures for the Plan, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended. A more detailed description of the amended Plan is set forth in the Company’s Definitive Proxy Statement filed April 28, 2011 under the Securities Exchange Act of 1934 (the “Proxy Statement”) in the section entitled “Proposal No. 2 —Approval of an Amendment to the 2007 Stock Incentive Plan and Re-Approval of Performance Measures Available Under the 2007 Stock Incentive Plan” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the amended Plan, which is attached to the Proxy Statement as Annex A and incorporated herein by reference as Exhibit 10.1.
Item 5.07. Submission of Matters to a Vote of Security Holders.
          At the Company’s 2011 Annual Meeting of Shareholders, the Company’s shareholders (i) elected all thirteen of the Company’s director nominees, (ii) approved the proposed amendments to the Plan, (iii) approved an advisory (non-binding) proposal approving the Company’s 2010 executive compensation as described in the Company’s proxy statement, (iv) voted on an advisory (non-binding) proposal to determine whether future shareholder advisory votes to approve executive compensation should occur every one, two or three years and (v) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year 2011. The results of the vote at the meeting were as follows:
Proposal No. 1 — Election of Directors

Name	Votes For	Abstentions	Broker Non-Votes
Peter D. Crist	29,521,870	692,356	1,913,458
Bruce K. Crowther	29,268,099	946,127	1,913,458
Joseph F. Damico	29,449,799	764,427	1,913,458
Bert A Getz, Jr.	29,708,582	505,644	1,913,458
H. Patrick Hackett, Jr.	29,703,003	511,223	1,913,458
Scott K. Heitmann	29,714,621	499,605	1,913,458
Charles H. James III	29,213,275	1,000,951	1,913,458
Albin F. Moschner	29,268,330	945,896	1,913,458
Thomas J. Neis	29,475,531	738,695	1,913,458
Christopher J. Perry	29,547,391	666,835	1,913,458
Hollis W. Rademacher	29,459,558	754,668	1,913,458
Ingrid S. Stafford	29,482,746	731,480	1,913,458
Edward J. Wehmer	29,564,281	649,945	1,913,458
Proposal No. 2 — Amend the Company’s 2007 Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,904,524	4,243,794	65,927	1,913,439
Proposal No. 3 — Advisory Vote on 2010 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,010,141	1,099,048	105,036	1,913,459

Proposal No. 4 — Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Votes For “Every One Year”	Votes For “Every Two Years”	Votes for “Every Three Years”	Abstentions	Broker Non-Votes
26,796,267	134,090	3,163,936	107,670	1,925,721
Proposal No. 5 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,836,807	266,350	24,527	0
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit

10.1	Wintrust Financial Corporation 2007 Stock Incentive Plan, as amended (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2011).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: May 31, 2011

INDEX TO EXHIBITS

Exhibit

10.1	Wintrust Financial Corporation 2007 Stock Incentive Plan, as amended (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2011).

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